Exhibit 99.1

For Immediate Release:

CONTACT:      Investor & Public Relations
Lori Mayer, Genesis HealthCare
610-925-2000

GENESIS HEALTHCARE CLOSES ON PREVIOUSLY ANNOUNCED FINANCING COMMITMENTS

Kennett Square, Pa. – March 6, 2018- Genesis HealthCare (NYSE: GEN) (Genesis or the Company), one of the nation’s largest providers of post-acute care, today announced it has closed on its previously announced $555 million asset based lending (ABL) facility and the amended and expanded term loan which includes an additional $40 million tranche.

New Asset Based Lending Facility

On March 6, 2018, Genesis closed on a $555 million ABL facility with MidCap Financial and Apollo Investment Corporation (NASDAQ: AINV).  The new ABL credit facility has a five year term and proceeds were used to replace and repay in full the Company’s existing $525 million revolving credit facility that was scheduled to mature on February 2, 2020.  With the closing of the new ABL facility, the Company is no longer subject to a forbearance agreement which was set to expire March 21, 2018.

Term Loan

On March 6, 2018, the Company also closed on an agreement with affiliates of Welltower, Inc. and Omega Healthcare Investors, Inc. to amend and expand the Company’s existing $124 million term loan agreement. The amendment provides, among other things, (1) a new $40 million term loan tranche, (2) changes to interest rate margins applicable to the loans,  and (3) the elimination of any principal amortization prior to maturity.  Proceeds from the new $40 million tranche will be used for general corporate purposes.

“Closing the commitments is an important milestone in our restructuring plan,” noted George V. Hager, Jr., Chief Executive Officer of Genesis.  “Together, the new ABL facility and expanded term loan provide us $70 million of added liquidity, improving our financial flexibility and extending the maturity of our ABL debt capital from 2020 under our previous facility to 2023.”

About Genesis HealthCare

Genesis HealthCare (NYSE: GEN) is a holding company with subsidiaries that, on a combined basis, comprise one of the nation's largest post-acute care providers with more than 450 skilled nursing facilities and assisted/senior living communities in 30 states nationwide. Genesis subsidiaries also supply rehabilitation and respiratory therapy to more than 1,600 healthcare providers in 46 states, the District of Columbia and China.  References made in this release to "Genesis," "the Company," "we," "us" and "our" refer to Genesis HealthCare and each of its wholly-owned companies. Visit our website at www.genesishcc.com.

About Midcap Financial

MidCap Financial is a middle market-focused, specialty finance firm that provides senior debt solutions to companies across all industries.  We provide a broad array of products intended to finance growth and manage working capital. The company is headquartered in Bethesda, MD, with offices in Chicago and Los Angeles. For more information, visit www.midcapfinancial.com.

MidCap Financial refers to MidCap FinCo Designated Activity Company, a private limited company domiciled in Ireland, and its subsidiaries, including MidCap Financial Services, LLC. MidCap Financial Services, LLC employs all personnel and provides sourcing, due diligence and portfolio management services to MidCap FinCo Designated Activity Company pursuant to a services agreement. MidCap Financial is managed by Apollo Capital Management, L.P., a subsidiary of Apollo Global Management (NYSE: APO), pursuant to an investment management agreement.

About Apollo Investment Corporation

Apollo Investment Corporation (NASDAQ: AINV) is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.  The Company invests primarily in various forms of debt investments, including secured and unsecured debt, loan investments, and/or equity in private middle-market companies.  The Company may also invest in the securities of public companies and structured products and other investments such as collateralized loan obligations and credit-linked notes.  The Company seeks to provide private financing solutions for private companies that do not have access to the more traditional providers of credit. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Global Management, LLC, a leading global alternative investment manager. For more information, please visit www.apolloic.com.

Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “pursue,” “plans,” or “prospect,” or the negative or other variations thereof or comparable terminology. They include, but are not limited to, statements about Genesis’ expectations and beliefs regarding its future financial performance, anticipated cost management, anticipated business development, anticipated financing activities and anticipated demographic and supply-demand trends facing the industry. These forward-looking statements are based on current expectations and projections about future events, including the assumptions stated in this release, and there can be no assurance that they will be achieved or occur, in whole or in part, in the timeframes anticipated by the Company or at all. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of Genesis may differ materially from that expressed or implied by such forward-looking statements.

These risks and uncertainties include, but are not limited to, the following:

• reductions and/or delays in Medicare or Medicaid reimbursement rates, or changes in the rules governing the Medicare or Medicaid programs could have a material adverse effect on our revenues, financial condition and results of operations;

• reforms to the U.S. healthcare system that have imposed new requirements on us and uncertainties regarding potential material changes to such reforms;

• revenue we receive from Medicare and Medicaid being subject to potential retroactive reduction;

• our success being dependent upon retaining key executives and personnel;

• it can be difficult to attract and retain qualified nurses, therapists, healthcare professionals and other key personnel, which, along with a growing number of minimum wage and compensation related regulations, can increase our costs related to these employees;

• recently enacted changes in Medicare reimbursements for physician and non-physician services could impact reimbursement for medical professionals. Moreover, annual payment caps that limit the amounts that can be paid for outpatient therapy services rendered to any Medicare beneficiary may negatively affect our results of operations;

• we are subject to extensive and complex laws and government regulations. If we are not operating in compliance with these laws and regulations or if these laws and regulations change, we could be required to make significant expenditures or change our operations in order to bring our facilities and operations into compliance;

• our physician services operations are subject to corporate practice of medicine laws and regulations. Our failure to comply with these laws and regulations could have a material adverse effect on our business and operations;

• we face inspections, reviews, audits and investigations under federal and state government programs, such as the Department of Justice. These investigations and audits could result in adverse findings that may negatively affect our business, including our results of operations, liquidity, financial condition, and reputation;

• significant legal actions, which are commonplace in our industry, could subject us to increased operating costs, which could materially and adversely affect our results of operations, liquidity, financial condition, and reputation;

• insurance coverages, including professional liability coverage, may become increasingly expensive and difficult to obtain for health care companies, and our self-insurance may expose us to significant losses;

• failure to maintain effective internal control over financial reporting could have an adverse effect on our ability to report on our financial results on a timely and accurate basis;

• we may be unable to reduce costs to offset decreases in our patient census levels or other expenses timely and completely;

• completed and future acquisitions may consume significant resources, may be unsuccessful and could expose us to unforeseen liabilities and integration risks;

• we lease a significant number of our facilities and may experience risks relating to lease termination, lease expense escalators, lease extensions, special charges and leases that are not economically efficient in the current business environment;

• our substantial indebtedness, scheduled maturities and disruptions in the financial markets could affect our ability to obtain financing or to extend or refinance debt as it matures, which could negatively impact our results of operations, liquidity, financial condition and the market price of our common stock;

• the holders of a majority of the voting power of Genesis’ common stock have entered into a voting agreement, and the voting group’s interests may conflict with the interests of other stockholders;

• exposure to the credit and non-payment risk of our contracted customer relationships, including as a result from bankruptcy, receivership, liquidation, reorganization or insolvency, especially during times of systemic industry pressures, economic conditions, regulatory uncertainty and tight credit markets, which could result in material losses;

• some of our directors are significant stockholders or representatives of significant stockholders, which may present issues regarding diversion of corporate opportunities and other potential conflicts; and

• we are a “controlled company” within the meaning of NYSE rules and, as a result, qualify for and rely on exemptions from certain corporate governance requirements.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2016, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the U.S. Securities and Exchange Commission, discuss the foregoing risks as well as other important risks and uncertainties of which investors should be aware. Any forward-looking statements contained herein are made only as of the date of this release. Genesis disclaims any obligation to update its forward-looking statements or any of the information contained in this release. Investors are cautioned not to place undue reliance on these forward-looking statements.

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